UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2009

                               Delta Apparel, Inc.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
                                  ------------
                          (State or Other Jurisdiction
                                of Incorporation)


         1-15583                                          58-2508794
  -------------------                               -----------------------
(Commission File Number)                      (IRS Employer Identification No.)


322 S. Main Street, Greenville, South Carolina                 29601
------------------------------------------------          ---------------
   (Address of Principal Executive Offices)                 (Zip Code)


                                 (864) 232-5200
                              ---------------------
                         (Registrant's telephone number
                              including area code)


                                 Not Applicable
                              --------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     (a) On August 12, 2009, the Board of Directors of Delta Apparel, Inc. (the "Corporation") adopted amendments to the Corporation's Bylaws. The following is a summary of the principal changes effected by the amendments:

     o The Bylaws were revised to permit the holders of a majority of outstanding shares and the Board of Directors to call a special shareholder meeting.

     o The Bylaws were amended to clarify that departed directors and officers receive the benefit of the Bylaws' indemnification and expense advancement provisions.

     o Other amendments to the Bylaws were adopted which were either corrective in nature or were conforming changes.

     For the effective dates of the amendments, see Exhibit 3 to this Report, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

       (d) Exhibits

        3. Amendments to Bylaws, adopted August 12, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 DELTA APPAREL, INC.



Date:  August 14, 2009              /s/ Deborah H. Merrill
                                 ---------------------------------------
                                 Deborah H. Merrill
                                 Vice President, Chief Financial Officer
                                 and Treasurer

                                    EXHIBITS

3. Amendments to Bylaws, adopted August 12, 2009.